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                                                                    EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of June 21, 2001, is entered into between BIOPURE CORPORATION, a Delaware corporation (the "Company"), and SOCIETE GENERALE, a bank organized under the laws of France (the "Investor").

     WHEREAS, the Company and the Investor have entered into that certain Equity Line Financing Agreement (the "Financing Agreement"), dated as of the date hereof, pursuant to which the Company has agreed to issue and sell to the Investor for an aggregate purchase price of up to $75,000,000 shares of Common Stock, $0.01 par value per share (the "Common Stock"), from time to time as provided in the Financing Agreement; and

     WHEREAS, pursuant to the terms of, and in partial consideration for, the Investor's agreement to enter into the Financing Agreement, the Company has agreed to provide the Investor with certain registration rights with respect to the Common Stock issued under the Financing Agreement;

     NOW, THEREFORE, in consideration of the foregoing premises, the representations, warranties, covenants and agreements contained herein and in the Financing Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows:

                             ARTICLE I DEFINITIONS

     SECTION 1.1 DEFINITIONS. Capitalized terms used herein and defined in the Financing Agreement shall have the same respective meanings herein as are ascribed to them therein. In addition, the following terms shall have the meanings ascribed to them below:

     "Investor" shall mean the Investor referenced in the preamble, and, unless the context otherwise requires, shall include any assignee or transferee of the Investor who becomes bound by this Agreement in accordance with Section 4.5 hereof.

     "Registrable Securities" means all of the shares of Common Stock issued under the Financing Agreement until, (i) a registration statement under the Securities Act covering the offer and sale of such shares of Common Stock has been declared effective by the Commission and such shares of Common Stock have been disposed of pursuant to such effective registration statement, (ii) such shares of Common Stock are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) such shares of Common Stock have been otherwise transferred and the Company has delivered a new certificate or other evidence of ownership for such shares of Common Stock not bearing a restrictive legend or (iv) such time as, in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Investor, such Shares of Common Stock may be sold without any time, volume or manner limitation pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.


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     "Registration Statement" means the registration statement filed by the
Company pursuant to Section 2.1(a) and any additional registration statement filed by the Company pursuant to Section 2.1(b).

     "Underwriter" means a securities dealer that purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.

                         ARTICLE II REGISTRATION RIGHTS

     SECTION 2.1 REGISTRATION REQUIREMENTS. The Company shall use its commercially reasonable efforts to effect the registration of the Registrable Securities (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as would permit or facilitate the sale or distribution of all the Registrable Securities in the manner (including manner of sale) and in all states reasonably requested by the Investor. Such commercially reasonable efforts by the Company shall include the following:

          (a) The Company will as expeditiously as possible, prepare and file with the Commission a registration statement (the "Registration Statement") on Form S-3 (if use of such form is then available to the Company pursuant to the rules of the Commission and, if not, on such other form promulgated by the Commission for which the Company then qualifies and that counsel for the Company shall deem appropriate and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement and in accordance with the intended method of distribution of such Registrable Securities), and use its commercially reasonable efforts to cause such filed Registration Statement to become effective by the Effectiveness Deadline. The "Effectiveness Deadline" shall mean, 180 days from the date of this Agreement. In the event the Registration Statement shall not have been declared effective by the Commission by the Effectiveness Deadline, the Investor shall have the right to terminate the Financing Agreement. The Company will as expeditiously as possible prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for a period of not less than: (i) in the case of a non-underwritten offering of Registrable Securities, until there shall no longer be any Registrable Securities or (ii) with respect to an underwritten offering of Registrable Securities, until the completion of the distribution of Registrable Securities covered by the Registration Statement (but not before the expiration of the period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable), and the Company will comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Investor as set forth in the Registration Statement.

          (b) The number of Registrable Securities covered by the initial Registration Statement shall equal 3,000,000 shares. To the extent the Company files an additional registration statement to cover Registrable Securities in excess of the number of Registrable Securities covered by the initial Registration Statement, such additional registration statement


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shall, for purposes of the Agreement (other than with respect to the
Effectiveness Deadline), also be deemed to be the "Registration Statement."

          (c) The Company will, prior to filing the Registration Statement or prospectus or any amendment or supplement thereto, furnish to the Investor, its counsel, and each Underwriter, if any, of the Registrable Securities covered by such Registration Statement copies of such Registration Statement and prospectus or any amendment or supplement thereto as proposed to be filed, together with exhibits thereto, which documents will be subject to review and approval by the foregoing persons (such approval not to be unreasonably withheld or delayed), and thereafter furnish to the Investor, its counsel and each Underwriter, if any such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents or information as the Investor, its counsel or each Underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities.

          (d) The Company will use its commercially reasonable efforts to (i) register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as the Investor may reasonably (in light of its intended plan of distribution) request and (ii) if applicable, cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable the Investor to consummate the disposition of the Registrable Securities; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for the fulfillment of its obligation under this paragraph (d), (B) subject itself to taxation in any such jurisdiction or (C) consent or subject itself to general service of process in any such jurisdiction.

          (e) The Company will promptly notify the Investor upon the occurrence of any of the following events in respect of the Registration Statement or related prospectus in respect of an offering of Registrable Securities: (i) receipt of any request for additional information by the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that (or the Company otherwise becomes aware of any statement included in the Registration Statement, related prospectus or documents that is untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that), in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or


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omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate (in which event the Company will promptly make available to the Investor any such supplement or amendment to the Registration Statement and, as applicable, the related prospectus).

          (f) The Company will enter into customary agreements (including, if applicable, an underwriting agreement in customary form and that is reasonably satisfactory to the Company) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities (the Investor may, at its option, require that any or all of the representations, warranties and covenants of the Company to or for the benefit of any applicable Underwriter also be made to and for the benefit of the Investor).

          (g) The Company will make available to the Investor (and will deliver to its counsel) and each Underwriter, if any, subject to restrictions imposed by the United States federal government or any agency or instrumentality thereof, copies of all correspondence between the Commission and the Company, its counsel or auditors and will also make available, subject to restrictions imposed by the United States federal government or any agency or instrumentality thereof, for inspection by the Investor, its counsel, any Underwriter participating in any disposition pursuant to a Registration Statement and any attorney, accountant or other professional retained by the Investor or such Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers and employees to supply all information reasonably requested by any Inspectors in connection with the Registration Statement. Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary in the reasonable opinion of the Inspectors to avoid or correct a misstatement or omission in the Registration Statement or (ii) the disclosure or release of such Records is required pursuant to a subpoena or other order from a court of competent jurisdiction or governmental or administrative agency; provided that prior to any disclosure or release pursuant to clause (ii), the Inspectors shall provide the Company with prompt notice of any such request or requirement so that the Company may seek an appropriate protective order or waive such Inspectors' obligation not to disclose such Records; and, provided further, that if failing the entry of a protective order or the waiver by the Company permitting the disclosure or release of such Records, the Inspectors, upon written advice of counsel, are compelled to disclose such Records, the Inspectors may disclose that portion of the Records that counsel has advised the Inspectors that the Inspectors are compelled to disclose. The Company may require, as a condition to the disclosure to any Inspector of any confidential information, that such Inspector execute and deliver to the Company a written agreement, in form and substance reasonably satisfactory to the Company, pursuant to which such Inspector agrees to the confidential treatment of such information as contemplated above. The Investor agrees that information obtained by it as a result of such inspections (not including any information obtained from a third party who is not prohibited from providing such information by a contractual, legal


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or fiduciary obligation to the Company) shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such information is made generally available to the public. The Investor further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

          (h) In connection with an underwritten offering, the Company will furnish to the Investor and to each Underwriter, if any, a signed counterpart, addressed to the Investor and such Underwriter, of (1) such opinion or opinions of counsel to the Company as may be required by an underwriting agreement in customary form and (2) a comfort letter or comfort letters from the Company's independent auditors in customary form and covering such matters of the type customarily covered by comfort letters, as the Investor or the managing Underwriter therefor reasonably requests pursuant to an underwriting agreement in customary form. The Company also agrees to provide such comfort letters or review letters from its independent auditors and such opinions of counsel to the Company as are required by the Financing Agreement.

          (i) The Company will comply with all applicable rules and regulations of the Commission, including, without limitation, compliance with applicable reporting requirements under the Exchange Act, and will make available to its security holders, as soon as reasonably practicable, an earning statement covering a period of twelve (12) months, beginning within three (3) months after the effective date of the Registration Statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act.

          (j) The Company shall take all steps necessary to enable the Investor to avail itself of the prospectus delivery mechanism set forth in Rule 153 (or successor thereto) under the Securities Act, if available.

          (k) In connection with an underwritten offering, the Company will cooperate, to the extent reasonably requested by the managing Underwriter for the offering, in customary efforts to sell the securities under the offering, including, without limitation, participating in "road shows" on a schedule as shall be reasonably satisfactory to, and not unduly burdensome on, the Company; provided that the Company shall not be obligated to participate in more than one such offering in any twelve (12) -month period and any such participation by the Company shall be at the expense of the managing Underwriter or the Investor unless the Company shall also be offering securities in such underwritten offering.

     The Company may require the Investor promptly to furnish in writing to the Company such information regarding the intended methods of distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration, including, without limitation, all such information as may be requested by the Commission or the NASD or any state securities commission or similar authority. If the Investor fails to provide such information requested in connection with such registration within ten (10) business days after receiving such written request, then the Company may cease pursuit of such registration in respect of the Investor's Registrable Securities until such information is provided.


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     The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.1(e) hereof, the Investor will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.1(e)(v) hereof, and, if so directed by the Company, the Investor will deliver to the Company all copies, other than permanent file copies then in the Investor's possession, of the most recent prospectus covering the Registrable Securities at the time of receipt of such notice.

     SECTION 2.2 REGISTRATION EXPENSES. In connection with registration hereunder, the Company shall pay the following registration expenses incurred in connection therewith (the "Registration Expenses"): (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of a single firm of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing or quotation of the Registrable Securities, (vi) fees and disbursements of counsel for the Company and customary fees and expenses for independent auditors retained by the Company (including the expenses of any (A) opinion letters or costs associated with delivery by counsel to the Company of an opinion letter or opinion letters or (B) comfort letters or review letters or costs associated with the delivery by independent auditors of comfort letters or review letters, in each case required by or contemplated by Section 2.1(h) hereof), and (vii) the fees and expenses of any special experts retained by the Company in connection with such registration. The Company shall have no obligation to pay any underwriting fees, discounts or commissions, or any transfer taxes attributable to the sale of Registrable Securities, or the cost of any special audit required by the Investor or any underwriter, such costs to be borne by the Investor.

                  ARTICLE III INDEMNIFICATION AND CONTRIBUTION

     SECTION 3.1 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless the Investor, its partners, Affiliates, officers, directors, employees and duly authorized agents, and each Person or entity, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, Affiliates, officers, directors, employees and duly authorized agents of such controlling Person or entity (collectively, the "Controlling Persons"), from and against any loss, claim, damage, liability, reasonable attorneys' fees, costs or expenses and costs and expenses of investigating and defending any such claim (collectively, "Damages"), and any action in respect thereof to which the Investor, its partners, Affiliates, officers, directors, employees and duly authorized agents, and any such Controlling Person may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or prospectus relating to the Registrable Securities or any preliminary prospectus, or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or preliminary prospectus, in light of the circumstances in which they were made) not misleading, except insofar as the same are based upon information furnished in writing to the Company by the Investor or an Underwriter expressly for use therein, and shall


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reimburse the Investor, its partners, Affiliates, officers, directors, employees and duly authorized agents, and each such Controlling Person for any reasonable legal and other expenses reasonably incurred by the Investor, its partners, Affiliates, officers, directors, employees and duly authorized agents, or any such Controlling Person in investigating or defending or preparing to defend against any such Damages or proceedings as such expenses are incurred; provided, however, that the Company shall not be liable to the Investor to the extent that any such Damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Investor failed to send or deliver a copy of the final prospectus with or prior to the delivery of written confirmation of the sale by the Investor to the Person asserting the claim from which such Damages arise and (ii) the final prospectus would have corrected such untrue statement or omission or alleged untrue statement or omission; provided further, however, that the Company shall not be liable in any such case to the extent that any such Damages arise out of or are based upon an untrue statement or omission or alleged untrue statement or omission in any prospectus if (x) such untrue statement or omission or alleged untrue statement or omission is corrected in an amendment or supplement to such prospectus and (y) having previously been furnished by or on behalf of the Company with copies of such prospectus as so amended or supplemented, the Investor thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the Person asserting the claim from which such Damages arise. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on customary terms.

     SECTION 3.2 INDEMNIFICATION BY THE INVESTOR. The Investor, agrees to indemnify and hold harmless the Company, its partners, Affiliates, officers, directors, employees and duly authorized agents and each Person or entity, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, Affiliates, officers, directors, employees and duly authorized agents of such controlling Person, to the same extent as the foregoing indemnity from the Company to the Investor, but only with reference to information related to the Investor or its plan of distribution furnished in writing by the Investor or on the Investor's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its partners, Affiliates, officers, directors, employees or duly authorized agents or any such controlling Person or its partners, Affiliates, officers, directors, employees or duly authorized agents, in respect of which indemnity may be sought against the Investor, the Investor shall have the rights and duties given to the Company, and the Company or its partners, Affiliates, officers, directors, employees or duly authorized agents, or such controlling Person, or its partners, Affiliates, officers, directors, employees or duly authorized agents, shall have the comparable rights and duties given to the Investor by Section 4.1. The Investor also agrees to indemnify and hold harmless any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on customary terms with reference to the same information as to which it agrees to indemnify the Company referenced above. The Company shall be entitled to receive indemnities on customary terms from Underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information so furnished in writing by such persons specifically for inclusion in any prospectus or the Registration Statement.


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     SECTION 3.3  CONDUCT OF INDEMNIFICATION PROCEEDINGS. Promptly after receipt by any person or entity in respect of which indemnity may be sought pursuant to
Section 3.1 or 3.2 (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the Person against whom such indemnity may be sought (an "Indemnifying Party"), notify the Indemnifying Party in writing of the claim or the commencement of such action; in the event an Indemnified Party shall fail to give such notice as provided in this Section 3.3 and the Indemnifying Party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, the indemnification provided for in Section 3.1 or
3.2 shall be reduced to the extent of any actual prejudice resulting from such failure to so notify the Indemnifying Party; provided, that the failure to notify the Indemnifying Party shall not relieve it from any liability that it may have to an Indemnified Party otherwise than under Section 4.1 or 4.2. If any such claim or action shall be brought against an Indemnified Party, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of the Company and such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties or for fees and expenses that are not reasonable. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by an Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

     SECTION 3.4  CONTRIBUTION. If the indemnification provided for in this
Article III is unavailable to the Indemnified Parties in respect of any Damages referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages (i) as between the Company and the Investor, on the one hand, and the Underwriters, on the other hand, in such proportion as is appropriate to reflect the relative benefits received by the Company and the


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Investor, on the one hand, and the Underwriters, on the other hand, from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Investor, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions that resulted in such Damages, as well as any other relevant equitable considerations, and (ii) as between the Company, on the one hand, and the Investor, on the other hand, in such proportion as is appropriate to reflect the relative fault of the Company and of the Investor in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Investor, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Investor bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the Investor, on the one hand, and of the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Investor or by the Underwriters. The relative fault of the Company, on the one hand, and of the Investor, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this Section 3.4 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 3.4, the Investor shall in no event be required to contribute any amount in excess of the amount paid by the Investor for the Registrable Securities (less underwriting discounts and commissions payable in connection with an underwritten offering). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In connection with an underwritten offering, in the event of an inconsistency between the terms of this Article III and the terms of the underwriting agreement entered into among the Company, the Investor and the underwriter, the terms of such underwriting agreement shall control.

                            ARTICLE IV MISCELLANEOUS

     SECTION 4.1 TERM. The registration rights provided to the holders of Registrable Securities hereunder shall terminate on such date as there shall be no Registrable Securities; provided, however, that the provisions of Article IV hereof shall survive any


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termination of this Agreement. The Company may terminate this Agreement prior to the issuance of any Registrable Securities at such time as the Financing Agreement is terminated.

     SECTION 4.2 RULE 144. The Company covenants that it will file all reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as registered holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable the Investor to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. If at any time the Company is not required to file such reports, it will, upon the reasonable request of any registered holder of Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144, within the limitations of the exemption provided thereby. Upon the request of the Investor, the Company will deliver to the Investor a written statement as to whether it has complied with such requirements.

     SECTION 4.3 RESTRICTIONS ON SALE BY THE COMPANY AND OTHERS. If, and to the extent, reasonably requested by the managing Underwriter or Underwriters in the case of an underwritten public offering, that includes Registrable Securities as contemplated by Section 2.1, the Company shall use commercially reasonable efforts to cause its Affiliates to agree not to effect any public sale or distribution of any securities similar to those being registered in accordance with Section 2.1 hereof, or any securities convertible into or exchangeable or exercisable for such securities, during the thirty (30) days prior to, and during the period beginning on the effective date of the Registration Statement (except as part of the Registration Statement) until all of the Registrable Securities offered thereunder have been sold pursuant to such underwritten public offering, provided, however, that such period shall not exceed ninety
(90) days.

     SECTION 4.4 AMENDMENT AND MODIFICATION. Any provision of this Agreement may be waived, provided that such waiver is set forth in a writing executed by the party against whom the enforcement of such waiver is sought. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Investor. No course of dealing between or among any Persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement.

     SECTION 4.5 SUCCESSORS AND ASSIGNS; ENTIRE AGREEMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the benefits and right contemplated hereunder to be provided to any holder of Registrable Securities shall be limited to the registered holder thereof. The Investor may assign its rights under this Agreement to any subsequent holder of the Registrable Securities only with the consent of the Company (which consent shall not be unreasonably withheld), provided that the Company shall have the right to require any such subsequent holder of the Registrable Securities to execute a counterpart of this Agreement as a condition to such holder's claim to any rights hereunder. This Agreement,


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


together with the Financing Agreement, sets forth the entire agreement and understanding between the parties as to the subject matter hereof and thereof and merges and supersedes all prior discussions, agreements and understandings (written or oral) of any and every nature between them with respect to such subject matter.

     SECTION 4.6 SEPARABILITY. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

     SECTION 4.7 NOTICES. All notices, demands, requests, consents, approvals or other communications required or permitted to be given hereunder or that are given with respect to this Agreement shall be in writing and shall be personally served or deposited in the mail, registered or certified, return receipt requested, postage prepaid, or delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice: (i) if to the Company, to: Biopure Corporation, 11 Hurley Street, Cambridge, MA, Attention: Francis H. Murphy, Facsimile No.: (617) 234-6507, with copies (which shall not constitute notice) to: LeBoeuf, Lamb, Greene & MacRae, 125 West 55th Street, New York, NY 10019,
Attention: Joseph Ferraro, Facsimile No. (212) 424-8500; and (ii) if to the Investor, Societe Generale c/o SG Cowen Securities Corporation, 1221 Avenue of the Americas, New York, NY 10020, Attention: Guillaume Pollet, Facsimile No.:
(212) 278-5467, with copies (which shall not constitute notice) to: Jones, Day, Reavis & Pogue, 599 Lexington Avenue, New York, NY 10022, Attention: J. Eric Maki, Facsimile (212) 755-7306. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile before the close of business on such date and on the next business day if not served or transmitted by the close of business on such date. Notice otherwise sent as provided herein shall be deemed given on the third business day following the date mailed or on the next business day following delivery of such notice by a reputable air courier service.

     SECTION 4.8 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

     SECTION 4.9 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

     SECTION 4.10 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original instrument, and all of which together shall constitute one and the same instrument.

     SECTION 4.11 FURTHER ASSURANCES. Each party shall cooperate and take such action as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                   BIOPURE CORPORATION

                                   By: /s/ Francis H. Murphy
                                      ----------------------------------
                                      Name:  Francis H. Murphy
                                      Title: CFO

                                   SOCIETE GENERALE

                                   By: /s/ Guillaume Pollet
                                      ----------------------------------
                                      Name:  Guillaume Pollet
                                      Title: Managing Director





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